UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2016

FRONTIER ENERGY CORP.
(Exact Name of Registrant as Specified in Charter)

Nevada	033-05384	87-0443026
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8904-60th Avenue NW

Edmonton, Alberta, Canada T6E 6A6

Registrant's telephone number, including area code: 780-761-2121

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

FRONTIER ENERGY CORP.

CURRENT REPORT ON FORM 8-K

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

COMMON STOCK

The Board of Directors has deemed it advisable to increase the authorized limit of the common stock to 2,299,870,000 shares at $0.00001 Par Value.

SERIES A PREFERRED STOCK

The Board of Directors has deemed it advisable to Amend the Authorized number of Class A Preferred Stock to 100,000,000 with a Par Value of $0.0001.

SERIES B PREFERRED STOCK

The Board of Directors has deemed it advisable to amend the Par Value and voting rights of the Class B Preferred stock to a Par Value of $0.0001 and voting rights of 10,000 for 1.

SERIES C PREFERRED STOCK

The Board of Directors has deemed it advisable to Authorize a Class C Preferred stock to 100,000,000 with a Par Value of $0.0001.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Exhibit No.	Description

3.1	Certified Amended and Restated Articles of Incorporation of Frontier Energy Corp.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Frontier Energy Corp.

Date: May 5, 2016	By:	/s/ Richard Shykora
Richard Shykora
President, Chief Operating Officer and Director (Principal Executive, Financial and Accounting Officer)